Exhibit 31.1
CERTIFICATION
PURSUANT TO RULES 13a-14(a) AND 15d-14(a)
UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gene Sheridan, certify that:

1.     I have reviewed this amendment no. 1 to the annual report on Form 10-K for the fiscal year ended December 31, 2021 of Navitas Semiconductor Corporation; and

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 2, 2022    /s/ Gene Sheridan
    Gene Sheridan
    President and Chief Executive Officer
    (principal executive officer)